Exhibit 99.1

Biote Debuts as Publicly Traded Company Focused on Transforming Hormone Optimization Industry

Business combination with Haymaker Acquisition Corp. III complete biote Corp.’s common stock will trade on the Nasdaq Stock Exchange under ticker symbol “BTMD”

IRVING, TX, May 26, 2022 – biote Corp., (Nasdaq: BTMD) (“Biote” or the “Company”), a high growth, differentiated medical practice-building business within the hormone optimization space, today announced that it has completed its business combination with Haymaker Acquisition Corp. III (Nasdaq: HYAC) (“Haymaker”), a special purpose acquisition company. The business combination, which was approved by Haymaker’s stockholders at its special meeting held on May 24, 2022, as well as the credit facilities entered into in connection with the closing of the business combination, provides the capital to accelerate growth in core markets and new geographies.

Following the transaction, the combined company was renamed biote Corp., and its Class A common stock and warrants will begin trading on the Nasdaq Stock Exchange under the symbols “BTMD” and “BTMDW,” respectively, beginning on May 27, 2022.

“Since its founding, Biote has been dedicated to transforming the large and often-overlooked hormone optimization market. We believe we have a best-in-class provider support network that provides tremendous benefits to both healthcare practitioners and their patients suffering from hormone imbalance who want to feel their best,” said Terry Weber, Chief Executive Officer of Biote. “This transaction further strengthens Biote’s balance sheet as we continue to expand, execute on our vision, and further solidify our position as the premier hormone optimization company. We recently reported strong results for the first quarter of 2021, and we look forward to sharing our second quarter results in August.”

Biote has developed a high-growth practice-building business within the hormone optimization space. Similar to a franchise model, Biote provides the necessary components to enable Biote-certified practitioners to establish, build, and successfully implement a program designed to optimize hormone levels using personalized solutions for their patient populations. The “Biote Method” is a comprehensive, end-to-end practice-building platform that provides Biote-certified practitioners with the following components specifically developed for practitioners in the hormone optimization space: Biote Method education, training and certification, practice management software, inventory management software, and information regarding available hormone replacement therapy (“HRT”) products, as well as digital and point-of-care marketing support. Biote also sells a complementary Biote-branded line of dietary supplements. The Company generates revenue by charging Biote-partnered clinics fees associated with the support Biote provides for the clinic’s HRT procedures and from the sale of Biote-branded dietary supplements.

Advisors

Jefferies acted as financial and capital markets advisor to Biote. Haymaker engaged Citi as a placement agent and financial advisor, Truist Securities, Inc. (“Truist”) as a placement agent and capital markets advisor, and William Blair as a placement agent, financial advisor and capital markets advisor, and in October 2021 Haymaker engaged Alvarium MB (US) BD, LLC as a placement agent and financial advisor.

Cooley LLP served as legal advisor to Biote. DLA Piper LLP (US) served as legal advisor to Haymaker Acquisition Corp. III.

About Biote

Biote is a woman-led company operating a high growth, differentiated medical practice-building business within the hormone optimization space. Biote trains practitioners how to identify and treat early indicators of hormone-related aging conditions.

Forward Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the federal U.S. securities laws with respect to the business combination between Haymaker and Biote, the benefits of the transaction, the services and markets of Biote, our expectations regarding future growth, results of operations, performance, future capital and other expenditures, competitive advantages, business prospects and opportunities, future plans and intentions, results, level of activities, performance, goals or achievements or other future events. These forward-looking statements generally are identified by words such as “anticipate”, “believe”, “expect”, “may”, “could”, “will”, “potential”, “intend”, “estimate”, “should”, “plan”, “predict”, or the negative or other variations of such statements, reflect our management’s current beliefs and assumptions and are based on the information currently available to our management. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the effect of the announcement of the completion of the business combination on Biote’s business relationships, operating results and business generally; (ii) risks that the transaction disrupts current plans and operations of Biote; (iii) the outcome of any legal proceedings that may be instituted against Biote related to the business combination agreement or the transaction; (iv) the ability to maintain the listing of Biote’s securities on a national securities exchange; (v) changes in the competitive industries in which Biote operates, variations in operating performance across competitors, changes in laws and regulations affecting Biote’s business and changes in the combined capital structure; (vi) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (vii) the risk of downturns in the market and Biote’s industry including, but not limited to, as a result of the COVID-19 pandemic; (viii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; and (ix) risks and uncertainties related to Biote’s business, including, but not limited to, those related to regulation, its supply chain, its executive influence, its limited operating history, highly competitive markets and competition, data privacy and cybersecurity, its ability to grow, its financial condition and potential dilution, its forecasts, expansion, intellectual property, current or future litigation, capital requirements and the need for additional capital, physician training, relationships with physicians, its key employees and qualified personnel, third-party manufacturers, regulatory scrutiny of the pharmacy compounding industry, health care fraud and abuse, HIPAA, and its dietary supplement business. The foregoing list of factors is not exclusive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the proxy statement and other documents filed by Biote from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and Biote does not assume any obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements. Biote does not give any assurance that it will achieve its expectations.

Contacts

Media

Sean Leous

Sean.Leous@westwicke.com

Karen Chase

Karen.Chase@westwicke.com

Investors

Mike Cavanaugh

Mike.Cavanaugh@westwicke.com